UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2016

Autoliv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-12933	51-0378542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Vasagatan 11, 7th Floor, SE-111 20

Box 70381,

SE-107 24, Stockholm, Sweden

(Address and Zip Code of principal executive offices)

+46 8 587 20 600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 14, 2016, Autoliv, Inc. (the “Company”) and its wholly owned subsidiaries, Autoliv ASP, Inc. and Autoliv AB, refinanced its existing revolving credit facility by entering into a US$1,100,000,000 multi-currency revolving credit facility agreement with 14 banks: HSBC Bank plc, Mizuho Bank, Ltd., Skandinaviska Enskilda Banken AB (publ), The Bank of Tokyo-Mitsubishi UFJ, Ltd., ING Belgium SA/NV, J.P. Morgan Securities PLC, Bank of China (UK) Limited, Citibank, N.A., London Branch, DNB Sweden AB, Morgan Stanley Bank N.A., Nordea Bank AB (publ), Société Générale, Wells Fargo Bank International and The Northern Trust Company, to refinance its existing credit facility (the “Credit Agreement”). The refinanced revolving credit facility matures in July 2021, but, subject to the banks’ approval, can be extended by the Company for up to two additional years. Under the Credit Agreement, the Company pays a commitment fee on the undrawn amount of 0.08% per annum, representing 35% of the applicable margin, which is 0.225% given the Company’s current credit rating of A- from Standard and Poor’s. The Company may draw loans with maturities of up to five years and any amounts drawn under the facility shall be used for general corporate purposes. The facility is guaranteed by the Company and Autoliv ASP, Inc. As with all of the existing principal debt arrangements of the Company, the Credit Agreement does not have any financial covenants, i.e. performance-related restrictions.

The foregoing description of the Credit Agreement is qualified in its entirety by reference to the full text of the Credit Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ending September 30, 2016.

In addition, on July 15, 2016, the Company issued a press release regarding the Credit Agreement. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

Effective July 14, 2016 and in connection with the execution of the Credit Agreement described in Item 1.01 of this report, the Facilities Agreement of $1,100,000,000, dated April 16, 2011, among the Company, Autoliv ASP, Inc., Autoliv AB, Merchant Banking, Skandinaviska Enskilda Banken AB (publ), and the other parties and lenders named therein, was terminated and the related commitments thereunder were cancelled.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this report is hereby incorporated by reference under this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued on July 15, 2016 by Autoliv, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOLIV, INC.

By:	/s/ Lars A. Sjöbring
Name:	Lars A. Sjöbring
Title:	Group Vice President for Legal Affairs, General Counsel and Secretary

Date: July 15, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued on July 15, 2016 by Autoliv, Inc.

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